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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 23, 2004
                                (Date of report)

                            NATIONAL CITY CORPORATION

                            -------------------------

             (Exact name of registrant as specified in its charter)

        Delaware                    1-10074                   34-1111088
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 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)


       1900 East 9th Street, Cleveland Ohio                      44114
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       (Address of principal executive offices)                (Zip Code)


                                 (216) 222-2000

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              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On March 23, 2004 the Registrant issued a News Release announcing that Robert J. Ondercik, executive vice president of risk management, plans to retire. James R. Bell will succeed Mr. Ondercik effective April 1, 2004 as executive vice president of risk management

      Reference is made to the News Release, dated March 23, 2004, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     a)   Financial Statements of Business Acquired: None

     b)   Pro Forma Financial Information: None

     c)   Exhibits:


          99.1 News Release, dated March 23, 2004 incorporated herein by reference.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        National City Corporation
                                               (Registrant)


      Dated: March 23, 2004             By  /s/ Carlton E. Langer
                                            ---------------------
                                        Carlton E. Langer
                                        Assistant General Counsel